EXHIBIT 10.17

                                  CONFIDENTIAL

      THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES ARE BEING OFFERED FOR INVESTMENT PURPOSES ONLY, WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE TRANSFERRED OR DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS. NEITHER THE SECURITIES AND
EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS SECURITIES PURCHASE AGREEMENT OR ANY OF THE OTHER OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                          SECURITIES PURCHASE AGREEMENT

      THIS SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated January 12, 2004, by and between INTERNATIONAL TRAVEL CD'S, INC., a Colorado corporation (the "Company"), and RAM TRADING LTD., a Cayman Islands exempted company ("Purchaser").

                                R E C I T A L S:

      WHEREAS, Purchaser desires to purchase and the Company desires to sell 1,000,000 shares (the "Shares") of common stock, no par value per share ("Common Stock"), of the Company on the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the premises hereof and the agreements set forth herein below, the parties hereto hereby agree as follows:

      1.    Sale and Purchase of Shares; Closing.

            (a) Sale and Purchase of Shares. Subject to the terms and conditions hereof, at the Closing (as defined below), the Company shall issue and sell to Purchaser, and Purchaser shall purchase from the Company, the Shares at a purchase price (the "Purchase Price") of $320,000.

            (b) Closing. The closing of the sale and purchase of the Shares (the "Closing") shall take place by telephone, facsimile transmission and overnight courier upon execution of this Agreement. At the Closing: (i) the Company shall deliver to Purchaser certificate(s) evidencing the Shares; (ii) Purchaser shall pay the Purchase Price to the Company by check or wire transfer of immediately available funds; and (iii) the Company and Purchaser shall execute and deliver

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any  and  all  additional  documents,  certificates,   consents  and  agreements
necessary to release any funds or other property of the Company from escrow,  to
effectuate  the  transfer  of  the  Shares  or  to  complete  the   transactions
contemplated hereby.

      2.    Description of Securities.

            (a) Rights and Obligations. The Shares shall have such rights and obligations as set forth in the Company's Articles of Incorporation, as amended.

            (b) Restricted Securities. The Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act" or "Act"), or any applicable state securities, or "blue sky," laws, are "restricted securities" as that term is defined under Rule 144 of the Securities Act, and may not be offered for sale or sold or otherwise transferred in a transaction which would constitute a sale thereof within the meaning of the Securities Act unless such Shares (i) have been registered for sale under the Securities Act and have been registered or qualified under applicable state securities laws relating to the offer and sale of securities; or (ii) are exempt from the registration requirements of the Securities Act and are exempt from the registration or qualification requirements of such state securities laws. In any case where an exemption is relied upon by Purchaser from the registration requirements of the Securities Act and the registration or qualification requirements of such state securities laws, Purchase shall furnish the Company with an opinion of counsel stating that the proposed sale or other disposition of such securities may be effected without registration under the Securities Act and will not result in any violation of any applicable state securities laws relating to the registration or qualification of securities for sale, such counsel and opinion to be satisfactory to the Company.

      3. Representations and Warranties of Purchaser. Purchaser represents and warrants to the Company as follows:

            (a) Corporate Power and Authority; Binding Agreement. The execution and delivery of this Agreement by Purchaser and the consummation of the transactions contemplated hereby are within the power and authority of Purchaser and have been duly authorized by all necessary corporate or other organizational action of Purchaser. No other corporation, or other organizational act or proceeding on the part of Purchaser is necessary to authorize this Agreement or the consummation of the transactions contemplated hereby. Purchaser's signatory hereto has full power and authority to execute and deliver this Agreement in the name of and on behalf of Purchaser, and the signature is genuine. When duly executed and delivered by the parties hereto, this Agreement will constitute a valid and legally binding obligation of Purchaser enforceable against it in accordance with its terms.

            (b) Accredited Investor. Purchaser has such knowledge and experience in business and financial matters that Purchaser is capable of evaluating the merits of and risks associated with purchasing the Shares. Purchaser is an "accredited investor" as that term is defined in Rule 501 of Regulation D of the Securities Act.

            (c) No Conflict. The execution, delivery and performance by Purchaser of the Agreement and the transactions contemplated hereby are within the powers of Purchaser and will not constitute or result in a breach or default

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under,  or conflict with, any order,  ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which Purchaser is a party or by which Purchaser is bound.

            (d) Investment Intent. Purchaser hereby acknowledges that Purchaser has been advised that this offering has not been registered with, or reviewed by, the Securities and Exchange Commission ("SEC") because this offering is intended to be a private offering pursuant to Section 4(2) of the Securities Act and/or Rule 506 of Regulation D thereunder. Purchaser represents that the Shares are being purchased for Purchaser's own account and not on behalf of any other person, for investment purposes only and not with a view towards distribution or resale to others. Purchaser agrees that Purchaser will not attempt to sell, transfer, assign, pledge or otherwise dispose of all or any portion of the Shares unless they are registered under the Securities Act or unless in the opinion of counsel an exemption from such registration is available, such counsel and such opinion to be satisfactory to the Company. Purchaser understands that the Shares have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon Purchaser's investment intention.

            (e) Other Securities Laws. Purchaser understands that no securities administrator of any state or other jurisdiction has made any finding or determination relating to the fairness of this investment and that no securities administrator of any state has recommended or endorsed, or will recommend or endorse, the purchase and sale of the Shares.

            (f) No General Solicitation. Purchaser acknowledges that no general solicitation or general advertising (including communications published in any newspaper, magazine, on the Internet or other broadcast) has been received by it and that no public solicitation or advertisement with respect to the offering of the Shares has been made to it.

            (g) Advice of Tax and Legal Advisors. Purchaser has relied solely upon the advice of its own tax and legal advisors with respect to the tax and other legal aspects of this investment.

            (h) Access to Information. Purchaser has had access to all material and relevant information concerning the Company, and its management, financial condition, capitalization, market information, properties and prospects, necessary to enable Purchaser to make an informed investment decision with respect to its investment in the Shares, including but not limited to, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, and the Company's Quarterly Reports on Form 10-QSB for the three month periods ended March 31, June 30, and September 30, 2003. Purchaser has carefully read and reviewed, and is familiar with and understands the contents of, the Form 10-KSB and Forms 10-QSB, including, without limitation, the "Risk Factors" set forth in the Form 10-KSB. Purchaser acknowledges that it has had the opportunity to ask questions of and receive answers from, and to obtain additional information from, representatives of the Company concerning the terms and conditions of the Agreement, the acquisition of the Shares, and the present and proposed business and financial condition of the Company, and has had all such questions answered to its satisfaction and has been supplied with all information requested.

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            (i) No Brokers  Fees.  No person has or will receive from  Purchaser or, to Purchaser' knowledge, from any other person, any compensation as a broker, finder or advisor, or in any other capacity in connection with the sale and purchase of the Shares

            (j) Legend on Certificates. Purchaser understands and acknowledges that the Shares and any certificates issued in replacement therefor shall bear the following legend, in addition to any other legend required by law or otherwise:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT, AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE TRANSFERRED OR DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION STATEMENT IS NOT REQUIRED."

      4. Representations and Warranties of the Company. The Company hereby represents and warrants to Purchaser as follows:

            (a) Organization and Standing of the Company. The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Colorado with adequate power and authority to conduct the business in which it is now engaged, has the corporate power and authority to enter into this Agreement, and is duly qualified and licensed to do business as a foreign corporation in such other states or jurisdictions as is necessary to enable it to carry on its business, except where failure to do so would not have a material adverse effect on its business.

            (b) Corporate Power and Authority. The execution and delivery of this Agreement and the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company. No other corporate act or proceeding on the part of the Company is necessary to authorize this Agreement or the consummation of the transactions contemplated hereby. When duly executed and delivered by the parties hereto, this Agreement will constitute a valid and legally binding obligation of the Company enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium, reorganization or other similar laws and legal and equitable principles limiting or affecting the rights of creditors generally; and/or (ii) general principles of equity, regardless of whether considered in a proceeding in equity or at law.

            (c) No Conflict. The execution, delivery and performance by Purchaser of the Agreement and the transactions contemplated hereby are within the powers of the Company and will not constitute or result in a breach or

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default under, or conflict with, any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Company is a party or by which the Company is bound.

            (d) Reservation of Shares. The requisite number of shares of Common Stock have been duly authorized and reserved for issuance upon the Company's receipt and acceptance of payment therefore, or conversion of the Shares, as applicable, and no further corporate action is required for the valid issuance of such Shares.

            (e) No Brokers Fees. No person has or will receive from Purchaser or, to Purchaser' knowledge, from any other person, any compensation as a broker, finder or advisor, or in any other capacity in connection with the sale and purchase of the Shares

      5. Registration Rights. The Company covenants and agrees as follows:

            5.1 For the purpose of this Section 5, the following definitions shall apply:

                  (a) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

                  (b) "Person" shall mean an individual, partnership (general or limited), corporation, limited liability company, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

                  (c) "Register," "registered," and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or order of effectiveness of such registration statement or document.

                  (d) "Registration Statement" shall mean any registration statement of the Company filed with the SEC pursuant to the provisions of Paragraph 5.2 of this Agreement, which covers the resale of the Restricted Stock on an appropriate form then permitted by the SEC to be used for such registration and the sales contemplated to be made thereby under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including any pre- and post-effective amendments thereto, in each case including the prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

                  (e) "Restricted Stock" shall mean (i) the Shares; and (ii) any additional shares of Common Stock issued or issuable after the date hereof in respect of any of the foregoing securities, by way of a stock dividend or stock split; provided that as to any particular shares of Restricted Stock, such securities shall cease to constitute Restricted Stock (x) when a Registration Statement with respect to the sale of such securities shall have become effective under the Act and such securities shall have been disposed of thereunder, or (y) when such securities are permitted to be distributed pursuant

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to Rule 144(k) (or any  successor  provision  to such Rule) under the Act or are otherwise freely transferable to the public without further registration under the Act.

                  (f) "Selling Stockholders" shall mean Purchaser and any of its respective successors and assigns.

            5.2. Registration of the Shares.

                  (a) The Company shall notify all Selling Stockholders in writing at least fifteen (15) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements on SEC Forms S-4, S-8 or any similar or successor forms) and will afford each such Selling Stockholder an opportunity to include in such registration statement all or part of such Restricted Stock held by such Selling Stockholder. Each Selling Stockholder desiring to include in any such registration statement all or any part of the Restricted Stock held by it shall, within ten (10) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Restricted Stock by such Selling Stockholder. If a Selling
Stockholder decides not to include all of its Restricted Stock in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Restricted Stock in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

                  (b) In the event that any registration pursuant to Paragraph 5.2(a) shall be, in whole or in part, an underwritten public offering of Common Stock on behalf of the Company, all Selling Stockholders proposing to distribute their Restricted Stock through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If the managing underwriter thereof advises the Company in writing that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the securities held by persons who are parties to an agreement with the Company which provides for "demand" or "mandatory" registration rights and (iii) third, the Restricted Stock and any other registrable securities eligible and requested to be included in such registration to the extent that the number of shares to be registered under this clause (iii) will not, in the opinion of the managing underwriter, adversely affect the offering of the securities pursuant to clause (i) and (ii). In such a case, shares shall be registered pro rata among the holders of such Restricted Stock and registrable securities on the basis of the number of shares eligible for registration that are owned by all such holders and requested to be included in such registration.

                  (c) Notwithstanding anything to the contrary contained herein, the Company's obligation in Paragraphs 5.2(a) and 5.2(b) above shall extend only to the inclusion of the Restricted Stock in a Registration Statement. The Company shall have no obligation to assure the terms and conditions of distribution, to obtain a commitment from an underwriter relative to the sale of the Restricted Stock or to otherwise assume any responsibility for the manner, price or terms of the distribution of the Restricted Stock.

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                  (d) The Company  shall have the right to terminate or withdraw
any  registration   initiated  by  it  under  this  Section  5.2  prior  to  the effectiveness of such registration without thereby incurring liability to the holders of the Restricted Stock, regardless of whether any holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section
5.4 hereof.

            5.3. Registration Procedures. Whenever it is obligated to register any Restricted Stock pursuant to this Agreement, the Company shall:

                  (a) prepare and file with the SEC a Registration Statement with respect to the Restricted Stock in the manner set forth in Paragraph 5.2 hereof and use its reasonable best efforts to cause such Registration Statement to become effective as promptly as possible and to remain effective until the earlier of (i) the period in which all shares of Restricted Stock covered thereby shall have been sold, or (ii) nine (9) months from the effective date of the first Registration Statement filed by the Company with the SEC pursuant to this Agreement or with respect to any subsequent Registration Statement, 180 days from the effective date of such Registration Statement;

                  (b) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in Paragraph 5.3(a) above and to comply with the provisions of the Act with respect to the disposition of all Restricted Stock covered by such Registration Statement in accordance with the intended method of disposition set forth in such Registration Statement for such period;

                  (c) furnish to the Selling Stockholders such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus) as such person may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such Registration Statement;

                  (d) use its reasonable best efforts to register or qualify the
Restricted  Stock  covered  by  such  Registration  Statement  under  the  state securities laws of such jurisdictions as any Selling Stockholder shall reasonably request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                  (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Purchaser participating in such underwriting shall also enter into and perform its obligations under such an agreement, as described in Section 6.2(b);

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                  (f)  immediately  notify each Selling  Stockholder at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made. The Company will use reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                  (g) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statements as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                  (h) make available for inspection by any Selling Stockholder and any attorney, accountant or other agent retained by any Selling Stockholder, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Selling Stockholder, attorney, accountant or agent in connection with such Registration Statement; provided, however, that such Selling Stockholder, underwriter, attorney or accountant shall agree to hold in confidence and trust all information so provided;

                  (i) use its reasonable best efforts to list the Restricted Stock covered by such Registration Statement on each exchange or automated quotation system on which similar securities issued by the Company are then listed (with the listing application being made at the time of the filing of such Registration Statement or as soon thereafter as is reasonably practicable);

                  (j) notify each Selling Stockholder of any threat by the SEC or state securities commission to undertake a stop order with respect to sales under the Registration Statement; and

                  (k) cooperate in the timely removal of any restrictive legends from the shares of Restricted Stock in connection with the resale of such shares covered by an effective Registration Statement.


            5.4. Delay of Registration. No Selling Stockholder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 5.

            5.5 Expenses.

                  (a) For the purposes of this Paragraph 5.5, the term "Registration Expenses" shall mean: all expenses incurred by the Company in complying with Paragraph 5.2 of this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of

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counsel and independent public accountants for the Company,  reasonable fees and disbursements of a single special counsel for the Selling Stockholders, fees under state securities laws, fees of the National Association of Securities Dealers, Inc. ("NASD"), fees and expenses of listing shares of Restricted Stock on any securities exchange or automated quotation system on which the Company's shares are listed and fees of transfer agents and registrars. The term "Selling Expenses" shall mean: all underwriting discounts and selling commissions
applicable   to  the  sale  of   Restricted   Stock  and  all   accountable   or
non-accountable expenses paid to any underwriter in respect of such sale.

                  (b) Except as otherwise provided herein, the Company will pay all Registration Expenses in connection with the Registration Statements filed pursuant to Paragraph 5.2 of this Agreement. All Selling Expenses in connection with any Registration Statements filed pursuant to Paragraph 5.1 of this Agreement shall be borne by the Selling Stockholders pro rata on the basis of the number of shares registered by each Selling Stockholder whose shares of Restricted Stock are covered by such Registration Statement, or by such persons other than the Company (except to the extent the Company may be a seller) as they may agree.

            5.6. Obligations of the Selling Stockholder.

                  (a) In connection with each registration hereunder, each Selling Stockholder will furnish to the Company in writing such information with respect to it and the securities held by it and the proposed distribution by it, as shall be reasonably requested by the Company in order to assure compliance with applicable federal and state securities laws as a condition precedent to including the Selling Stockholder's Restricted Stock in the Registration Statement. Each Selling Stockholder shall also promptly notify the Company of any changes in such information included in the Registration Statement or prospectus as a result of which there is an untrue statement of material fact or an omission to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made.

                  (b) In connection with the filing of the Registration Statement, each Selling Stockholder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with such Registration Statement or prospectus.

                  (c) In connection with each registration pursuant to this Agreement, each Selling Stockholder agrees that it will not effect sales of any Restricted Stock until notified by the Company of the effectiveness of the Registration Statement, and thereafter will suspend such sales after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a Registration Statement or prospectus. At the end of any period during which the Company is obligated to keep a Registration Statement current, each Selling Stockholder shall discontinue sales of Restricted Stock pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the Restricted Stock covered by such Registration Statement which remains unsold, and each Selling Stockholder shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

            5.7. Information Blackout and Holdbacks.

                  (a) At any time when a Registration Statement effected pursuant to Paragraph 5.2 is effective, upon written notice from the Company to Purchaser that the Company has determined in good faith that the sale of Restricted Stock pursuant to the Registration Statement would require disclosure of non-public material information, Purchaser shall suspend sales of Restricted Stock pursuant to such Registration Statement until such time as the Company notifies Purchaser that such material information has been disclosed to the public or has ceased to be material, or that sales pursuant to such Registration Statement may otherwise be resumed.

                  (b) Notwithstanding any other provision of this Agreement, Purchaser shall not effect any public sale or distribution (including sales pursuant to Rule 144), if and when available, of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the thirty (30) days prior to the commencement of any primary offering to be undertaken by the Company of shares of its unissued Common Stock ("Primary Offering"), which may also include other securities, and ending one hundred twenty (120) days after completion of any such Primary Offering, unless the Company, in the case of a non-underwritten Primary Offering, or the managing underwriter, in the case of an underwritten Primary Offering, otherwise agree.

            5.8. Indemnification.

                  (a) The Company agrees to indemnify, to the extent permitted by law, each Selling Stockholder, such Selling Stockholder's respective partners, officers, directors, underwriters and each Person who controls any Selling Stockholder (within the meaning of the Act) against all losses, claims, damages, liabilities and expenses caused by (i) any untrue statement of or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, (ii) any omission of or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement ("Violations"); provided, however, that the indemnity agreement contained in this Section 5.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in for any loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Selling Stockholder, partner, officer, director, underwriter or controlling person of such Selling Stockholder.

                  (b) To the extent permitted by law, each Selling Stockholder shall indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Act, any underwriter and any other Selling Stockholder selling securities under such registration statement or any of such other Selling Stockholder's partners, directors or officers or any person who controls such Selling

Stockholder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Selling Stockholder, or partner, director, officer or controlling person of such other Selling Stockholder, may become subject under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation (i) occurs in reliance upon and in conformity with written information furnished by such Selling Stockholder under an instrument duly executed by such Selling Stockholder for use in connection with such registration; or (ii) occurs as a result of any disposition of the Restricted Stock in a manner that fails to comply with the permitted methods of distribution identified within the Registration Statement.

                  (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party), and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                  (d) If the indemnification provided for in this Section 5.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the violation(s) described in Section 5.8(a) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Selling Stockholder hereunder exceed the net proceeds from the offering received by such Selling Stockholder.

                  (e) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling

Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company's indemnification is unavailable for any reason.

      6. Notices. All notices, requests, consents or other communications required or permitted hereunder shall be in writing and shall be hand delivered or mailed, first class postage prepaid, by registered or certified mail to the following addresses:

            If to the Company:

                  International Travel CD's, Inc.
                  111 Presidential Boulevard, Suite 158A
                  Bala Cynwyd, PA 19004
                  Attention:  President

            With a copy to:

                  Spector Gadon & Rosen, P.C.
                  Seven Penn Center
                  1635 Market Street, 7th Floor
                  Philadelphia, PA 19103
                  Attention: Vincent A. Vietti, Esquire

            If to Purchaser:

                  To that address indicated on the signature page hereof.

            Unless specified otherwise, such notices and other communications shall for all purposes of this Agreement be treated as being effective upon being delivered personally or, if sent by mail, five days after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed as set forth above, and postage prepaid.

      7. Confidentiality. The existence and contents of this Agreement and the transactions contemplated hereby are confidential and shall not be disclosed by Purchaser to any person for any reason. Purchaser understands that certain information contained herein may be regarded as material non-public information under Regulation FD under the Securities Act. Purchaser hereby acknowledges that it remains bound by its prior express agreement to maintain the confidentiality of such information and to not disclose such information to any person. Purchaser understands that federal law provides severe civil and criminal penalties for trading in the public market on the basis of material non-public information.

      8. Survival of Representations and Warranties, Indemnification. Representations and warranties contained herein shall survive the execution and delivery of this Agreement. Purchaser agrees to indemnify, hold harmless and defend the Company and its respective affiliates and agents with respect to any and all loss, damage, expense, claim, action or liability any of them may incur as a result of the breach or untruth of any representations or warranties made by Purchaser herein, and Purchaser agrees that in the event of any breach or untruth of any representations or warranties made by Purchaser herein, the Company may, at its option, forthwith rescind the sale of the Shares to Purchaser.

      9. Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the respective successors and permitted assigns of the parties hereto, provided that this Agreement and the interests herein may not be assigned by either party without the express written consent of the other party.

      10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

      11. Sections and Other Headings. The section and other headings contained in this Agreement are for the convenience of reference only and do not constitute part of this Agreement or otherwise affect any of the provisions hereof.

      12. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

      13. Counterpart Signatures. This Agreement may be executed in counterpart and delivered via facsimile, both of which shall be deemed to be an original, and both of which together shall be deemed to be one and the same instrument.

      14. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereto, and no party shall be liable or bound to any other party in any manner by any warranties, representations, guarantees or covenants except as specifically set forth in this Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.


                  [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the date first written above.

                                  RAM TRADING, LTD.


                                  By: /s/ James R. Park
                                      ------------------------------------------
                                      Name: James R. Park
                                      Title: VP Ritchie Capital Management, LLC,
                                             Investment Advisor to RAM Trading,
                                             Ltd.

                                  INTERNATIONAL TRAVEL CD'S, INC.


                                  By:  /s/ Mark A. Bush
                                      ------------------------------------------
                                      Name: Mark A. Bush
                                      Title: President